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                                                                EX-99.B(d)(1)(i)

                          WELLS FARGO VARIABLE TRUST
                         INVESTMENT ADVISORY AGREEMENT


                                  Schedule A
                                  ----------

     -------------------------------------------------------------------
                                                            Well Fargo
     Variable Trust Funds                                    Advisory
     -------------------------------------------------------------------
     Asset Allocation Fund                                          0.55
     -------------------------------------------------------------------
     Corporate Bond Fund                                            0.45
     -------------------------------------------------------------------
     Equity Income Fund                                             0.55
     -------------------------------------------------------------------
     Equity Value Fund                                              0.55
     -------------------------------------------------------------------
     Growth Fund                                                    0.55
     -------------------------------------------------------------------
     International Equity Fund                                      0.75
     -------------------------------------------------------------------
     Large Company Growth Fund                                      0.55
     -------------------------------------------------------------------
     Money Market Fund                                              0.40
     -------------------------------------------------------------------
     Small Cap Growth Fund                                          0.75
     -------------------------------------------------------------------
     Specialized Technology Fund                                    1.05
     -------------------------------------------------------------------


Approved by Board of Trustees:      March 26, 1999, as amended February 6, 2001.